Updated HARMONi Data Presented at WCLC 2026 Demonstrate Consistent Overall Survival Results with Ivonescimab Plus Chemotherapy in Western and Asian Patients Sustained OS Improvement Seen with Longer Follow-Up in Western Patients, Consistent across Geographic Regions; No New Safety Signals Observed Akeso-Sponsored HARMONi-2 OS Data Also Presented at WCLC 2026; Additional Data from Landmark China- Only Study Included Herein Miami, Florida, September 15, 2026 – Summit Therapeutics Inc. (Nasdaq: SMMT) announced that updated overall survival (OS) results from the global Phase III HARMONi clinical trial featuring the novel, potential first-in- class investigational bispecific antibody ivonescimab were presented today at the International Association for the Study of Lung Cancer (IASLC) 2026 World Conference on Lung Cancer (WCLC 2026) in Seoul, Republic of Korea. As Summit previously announced on July 22, 2026, ivonescimab plus platinum-doublet chemotherapy in the HARMONi trial continued to show a positive OS trend and a consistent efficacy and safety profile in Asian and western patients when compared to placebo plus chemotherapy. “Updated results from the global Phase III HARMONi study show that ivonescimab combined with chemotherapy continued to demonstrate a consistent overall survival improvement compared with placebo plus chemotherapy in patients with EGFR-mutated non-small cell lung cancer following prior treatment with a third-generation EGFR TKI,” said Antonio Passaro, M.D., Ph.D., Director of the Division of Thoracic Oncology, European Institute of Oncology (IEO) in Milan, Italy, and presenting author. “Importantly, with longer follow-up, the survival improvement observed in western patients was consistent with the global population, reinforcing the relevance of these results across geographic regions in a setting where patients continue to need additional treatment options after progression on EGFR-targeted therapy.” HARMONi Detailed Efficacy and Safety Results The HARMONi study is evaluating ivonescimab combined with chemotherapy compared to placebo plus chemotherapy in patients with epidermal growth factor receptor (EGFR)-mutated, locally advanced or metastatic non-squamous non-small cell lung cancer (NSCLC) who were previously treated with a third-generation EGFR tyrosine kinase inhibitor (TKI). The study demonstrated a statistically significant benefit in the primary analysis for progression-free survival (PFS), one of the study’s two primary endpoints, the other being OS. In April 2025, the primary OS analysis was performed, whereby ivonescimab in combination with chemotherapy showed a positive trend without achieving a statistically significant benefit with a hazard ratio of 0.79 (95% CI: 0.62 – 1.01; p=0.057). Median OS was 16.8 months for those patients administered ivonescimab plus chemotherapy vs. 14.0 months for those receiving placebo plus chemotherapy. At the time of the primary analysis, median follow-up time for western patients was 9.2 months which was less than the median OS. An additional analysis was performed with a data cut-off date in June 2026, whereby most western patients have discontinued or completed two years of treatment (median follow-up time 23.2 months for western patients). Median follow-up time for Asian patients was 32.7 months (this was reached in April 2025 and Asian patient data was locked at the time of that analysis). The updated June 2026 analysis continued to show consistent, favorable OS results, with an OS hazard ratio of 0.76 (95% CI: 0.61 – 0.95; nominal p=0.0151) in the global intention-to-

treat (ITT) population. An OS hazard ratio of 0.76 was demonstrated in the western patient subgroup (95% CI: 0.52 – 1.10), which was consistent with the ITT population and Asian subgroup. Global ITT Overall Survival Analyses at Each Data Cut-Off DCO: Apr 2025 (Primary Analysis) DCO: Sept 2025* DCO: June 2026* Ivonescimab + Chemo Placebo + Chemo Ivonescimab + Chemo Placebo + Chemo Ivonescimab + Chemo Placebo + Chemo (n=219) (n=219) (n=219) (n=219) (n=219) (n=219) Median OS, ITT 16.8 mos 14.0 mos 16.8 mos 14.0 mos 16.8 mos 14.0 mos Hazard Ratio, ITT 0.79 (95% CI: 0.62 – 1.01; p=0.057) 0.78 (95% CI: 0.62 – 0.98; nominal p=0.0332) 0.76 (95% CI: 0.61 – 0.95; nominal p=0.0151) DCO = data cut-off; ITT = intention-to-treat population; mos = months; chemo = chemotherapy *DCO for Asian patients was Apr 2025 for both Sept 2025 and June 2026 analyses With longer follow-up, western patients replicated the survival improvement seen in Asian patients, further reinforcing the regional consistency of the efficacy results observed in the global HARMONi study. DCO = data cut-off; ITT = intention-to-treat population; mos = months; chemo = chemotherapy In this most recent analysis, ivonescimab continued to demonstrate an acceptable and manageable safety profile that was consistent with previous Phase III data of ivonescimab plus chemotherapy. No additional safety signals were noted in this latest HARMONi data cut. “The updated HARMONi overall survival analysis presented at WCLC 2026 provides important additional evidence of the consistency of ivonescimab’s clinical profile across patient populations, with western patients showing consistent survival improvement to what was observed in Asian patients,” stated Dr. Maky Zanganeh, President and Co-Chief Executive Officer of Summit. “Together with the continued acceptable and manageable Western Subgroup of Overall Survival Analyses at Each Data Cut-Off DCO: Apr 2025 DCO: Sept 2025 DCO: June 2026 Ivonescimab + Chemo Placebo + Chemo Ivonescimab + Chemo Placebo + Chemo Ivonescimab + Chemo Placebo + Chemo (n=83) (n=82) (n=83) (n=82) (n=83) (n=82) Median OS, Western Patients Not Reached 14.0 mos 17.0 mos 14.0 mos 17.5 mos 14.0 mos Hazard Ratio, Western Patients 0.98 (95% CI: 0.55 – 1.73) 0.84 (95% CI: 0.53 – 1.32) 0.76 (95% CI: 0.52 – 1.10) Median follow-up, Western Patients 9.2 mos 13.7 mos 23.2 mos safety profile, these data reinforce our confidence in the HARMONi results as we work toward the potential approval of ivonescimab in the U.S.” “What continues to distinguish ivonescimab is not only the strength of these HARMONi results, but the expanding clinical data sets emerging across studies and tumor types, including recent positive results from HARMONi-2 and HARMONi-GI1 in biliary tract cancer,” added Robert W. Duggan, Chairman and Co-Chief Executive Officer of Summit. “Together, these data reinforce our belief in the potential breadth of ivonescimab’s differentiated bispecific design as an important new therapeutic approach in oncology, beginning with EGFR-mutated non-small cell lung cancer and extending across our broader ambition to address serious needs in solid tumors where patients urgently need better options.” Summit’s Biologics License Application (BLA) with the U.S. Food and Drug Administration (FDA) is based on the results from the HARMONi trial and has a Prescription Drug User Fee Act (PDUFA) goal action date of November 14, 2026. HARMONi-2 Detailed OS Efficacy and Safety Results Previously, key findings from the HARMONi-2 primary OS analysis were announced by Summit’s partner, Akeso Inc. Today, the full detailed results were presented at WCLC 2026, with highlights provided below. HARMONi-2 (AK112-303) is a single-region, multi-center Phase III study conducted in China and sponsored by Akeso, with all relevant data exclusively generated, managed, and analyzed by Akeso. In this protocol-specified interim analysis of OS, a secondary endpoint in the HARMONi-2 study, ivonescimab monotherapy demonstrated a statistically significant and clinically meaningful improvement compared to pembrolizumab monotherapy, achieving a hazard ratio (HR) of 0.73 (95% CI: 0.57, 0.95; p=0.009). A clinically meaningful benefit was demonstrated across important clinical subgroups, including those with PD-L1 low expression (PD-L1 Score 1-49%) and PD-L1 high expression (PD-L1 Score ≥ 50%), along with those with squamous and non-squamous histologies. HARMONi-2 ITT (n=398) Median Follow-up: 36.0 mos Ivonescimab (n=198) Pembrolizumab (n=200) Median OS 30.8 mos (95% CI: 25.4, 37.8) 22.6 mos (95% CI: 17.8, 26.5) OS Stratified HR 0.73 (95% CI: 0.57, 0.95; p=0.009) 24-Month KM OS Rate 57.9% 48.0% 36-Month KM OS Rate 45.0% 33.1% ITT = intention-to-treat population; mos = months; CI = confidence interval, KM= Kaplan Meier method HARMONi-2 Subgroup Analyses Descriptive, not formally powered Ivonescimab vs. Pembrolizumab

PD-L1 High (PD-L1 Score ≥50%) n=168 HR = 0.58 (95% CI: 0.38, 0.89) Median OS: NR vs. 23.2 mos PD-L1 Low (PD-L1 Score 1-49%) n=230 HR = 0.85 (95% CI: 0.61, 1.18) Median OS: 28.5 mos vs. 22.1 mos Squamous Histology n=181 HR = 0.65 (95% CI: 0.45, 0.95) Median OS: 30.5 mos vs. 19.3 mos Non-Squamous Histology n=217 HR = 0.79 (95% CI: 0.55, 1.14) Median OS: 33.6 mos vs. 25.6 mos Age <65 n=182 HR = 0.75 (95% CI: 0.51, 1.11) Median OS: 32.8 mos vs. 25.0 mos Age ≥65 n=216 HR = 0.72 (95% CI: 0.51, 1.01) Median OS: 30.2 mos vs. 22.1 mos Male n=333 HR = 0.74 (95% CI: 0.56, 0.98) Female n=65 HR = 0.69 (95% CI: 0.38, 1.25) NR = not reached; mos = months; CI=confidence interval; n = number In this analysis, ivonescimab continued to demonstrate an acceptable and manageable safety profile in the HARMONi-2 study, which was consistent with previous Phase III studies of ivonescimab. No additional safety signals were noted in the HARMONi-2 study in this current data cut with longer treatment duration (median of 14 cycles of ivonescimab vs 10 cycles of pembrolizumab) compared to the previous data cut. Treatment-Related Adverse Events Median follow-up: 36.0 mos Ivonescimab (n=198) Pembrolizumab (n=200) Serious TRAEs, n (%) 59 (29.9) 43 (21.6) TRAEs Leading to Discontinuation, n (%) 8 (4.1) 10 (5.0) TRAEs Leading to Death, n (%) 1 (0.5) 3 (1.5) TRAEs = treatment-related adverse events; n = number; mos = months About Ivonescimab Ivonescimab, known as SMT112 in Summit’s license territories, North America, South America, Europe, the Middle East, Africa, and Japan, and as AK112 outside of Summit’s license territories, is a novel, potential first-in- class investigational bispecific antibody combining the effects of immunotherapy via a blockade of PD-1 with the anti-angiogenesis effects associated with blocking VEGF into a single molecule. By design, ivonescimab displays unique cooperative binding to each of its intended targets with multifold higher affinity to PD-1 when in the presence of VEGF.

This design is intended to differentiate ivonescimab as there is potentially higher expression (presence) of both PD-1 and VEGF in tumor tissue and the tumor microenvironment (TME) as compared to normal tissue in the body. Summit believes ivonescimab’s specifically engineered tetravalent structure (four binding sites) enables higher avidity (accumulated strength of multiple binding interactions) in the TME (Zhong, et al, iScience, 2025). This tetravalent structure, the intentional novel design of the molecule, and bringing these two targets into a single bispecific antibody with cooperative binding qualities have the potential to direct ivonescimab to the tumor tissue versus healthy tissue. The intent of ivonescimab’s design, together with a half-life of 6 to 7 days after the first dose (Zhong, et al, iScience, 2025) and increasing to approximately 10 days at steady state dosing, is to improve upon previously established efficacy thresholds, side effects, and safety profiles associated with prior approved drugs to these targets. Ivonescimab was engineered by Akeso Inc. (HKEX Code: 9926.HK) and is currently utilized in multiple Phase III clinical trials. Over 4,000 patients have been treated with ivonescimab in clinical studies globally and over 70,000 patients when considering those treated in a commercial setting in China, as noted by Akeso. There are currently 16 Phase III clinical studies that are either announced, ongoing, or have been completed studying ivonescimab, five of which are Summit-sponsored global studies, one of which is a multiregional study sponsored by a cooperative group, and 10 of which are being or have been conducted in China by Akeso. Summit began its clinical development of ivonescimab in NSCLC, commencing enrollment in 2023 in two multiregional Phase III clinical trials, HARMONi and HARMONi-3. In 2025, Summit began enrolling patients in HARMONi-7. Summit expanded its Phase III clinical development program into colorectal cancer (CRC) in the fourth quarter of 2025 by initiating enrollment in HARMONi-GI3. In 2026, Summit announced initiation of HARMONi-GU1, a Phase II/III study in urothelial carcinoma (bladder cancer) with global clinical trial site activations planned to begin by the fourth quarter of 2026. HARMONi is a Phase III clinical trial evaluating ivonescimab combined with chemotherapy compared to placebo plus chemotherapy in patients with EGFR-mutated, locally advanced or metastatic non-squamous NSCLC who were previously treated with a third-generation EGFR TKI (e.g., osimertinib). Detailed results of the study were provided in September 2025, and a Biologics License Application (BLA) was submitted to the United States Food and Drug Administration (FDA) for marketing authorization, which the FDA accepted for filing in January 2026; the goal Prescription Drug User Fee Act (PDUFA) date is November 14, 2026. HARMONi-3 is a Phase III clinical trial evaluating ivonescimab combined with chemotherapy compared to pembrolizumab combined with chemotherapy in patients with first-line metastatic, squamous or non-squamous NSCLC, irrespective of PD-L1 expression. The clinical trial is evaluating the two histologies as individual, separately powered cohorts with independent statistical powering. HARMONi-7 is a Phase III clinical trial evaluating ivonescimab monotherapy compared to pembrolizumab monotherapy in patients with first-line metastatic NSCLC whose tumors have high PD-L1 expression. HARMONi-GI3 is a Phase III clinical trial evaluating ivonescimab in combination with chemotherapy compared with bevacizumab plus chemotherapy in patients with first-line unresectable metastatic CRC. HARMONi-GU1 is a Phase II/III clinical trial evaluating ivonescimab plus the antibody drug conjugate (ADC) enfortumab vedotin (EV) compared to pembrolizumab plus EV as first-line therapy in patients with previously untreated locally advanced or metastatic urothelial carcinoma (la/mUC).

ILLUMINE is a Phase III study being conducted by GORTEC, a cooperative group dedicated to Head and Neck Oncology, in recurrent / metastatic head and neck squamous cell carcinoma (r/m HNSCC). ILLUMINE is a three- arm Phase III clinical trial designed to evaluate ivonescimab monotherapy, as well as ivonescimab in combination with ligufalimab, Akeso’s proprietary anti-CD47 monoclonal antibody, compared to monotherapy pembrolizumab in patients with PD-L1 positive r/m HNSCC. Five Phase III ivonescimab clinical trials have read out to date, all five with positive data. Four of these five studies are in NSCLC, and one is in biliary tract cancer (BTC). In addition to Summit’s positive HARMONi study, Akeso has had positive read-outs in three single-region (China), randomized Phase III clinical trials, HARMONi-A, HARMONi-2, and HARMONi-6, for ivonescimab in NSCLC, including a statistically significant overall survival benefit in all three studies from China. Akeso has also reported a statistically significant OS benefit in the single- region (China), randomized Phase III HARMONi-GI1 trial in advanced BTC. HARMONi-A was a Phase III clinical trial which evaluated ivonescimab combined with chemotherapy compared to placebo plus chemotherapy in patients with EGFR-mutated, locally advanced or metastatic non-squamous NSCLC who have progressed after treatment with an EGFR TKI. HARMONi-2 is a Phase III clinical trial evaluating monotherapy ivonescimab against monotherapy pembrolizumab in patients with locally advanced or metastatic NSCLC whose tumors have positive PD-L1 expression. HARMONi-6 is a Phase III clinical trial evaluating ivonescimab in combination with platinum-based chemotherapy compared with tislelizumab, an anti-PD-1 antibody, in combination with platinum-based chemotherapy in patients with locally advanced or metastatic squamous NSCLC, irrespective of PD-L1 expression. HARMONi-GI1 is a Phase III clinical trial evaluating ivonescimab in combination with chemotherapy compared with durvalumab plus chemotherapy as a first-line treatment for patients with advanced BTC. Akeso is actively conducting additional Phase III clinical studies in settings outside of NSCLC and biliary-tract cancer, including triple-negative breast cancer, head and neck squamous cell carcinoma, small cell lung cancer, colorectal cancer, and pancreatic cancer. Ivonescimab is an investigational therapy that is not approved by any regulatory authority in Summit’s license territories, including the United States and Europe. Ivonescimab was initially approved for marketing authorization in China in May 2024. About Summit Therapeutics Inc. Summit Therapeutics Inc. is a biopharmaceutical oncology company focused on the discovery, development, and commercialization of patient-, physician-, caregiver- and societal-friendly medicinal therapies intended to improve quality of life, increase potential duration of life, and resolve serious unmet medical needs. Summit was founded in 2003 and the company’s shares are listed on the Nasdaq Global Market (symbol "SMMT"). Summit is headquartered in Miami, Florida, with additional offices in Palo Alto, California, Princeton, New Jersey, Dublin, Ireland, and Oxford, UK. For more information, please visit https://www.smmttx.com and follow Summit on X @SMMT_TX. Summit Forward-Looking Statements

Any statements in this press release about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc. and other collaborations, the intended use of the net proceeds from the private placements, the Company's anticipated spending and cash runway, the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, the expected timing of BLA submissions or FDA decisions, potential acquisitions, statements about the previously disclosed At-The-Market equity offering program (“ATM Program”), the expected proceeds and uses thereof, the Company’s estimates regarding stock-based compensation, and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the Company’s ability to sell shares of our common stock under the ATM Program, the conditions affecting the capital markets, general economic, industry, or political conditions, including the effects of geopolitical developments, domestic and foreign trade policies, and monetary policies, the results of our evaluation of the underlying data in connection with the development and commercialization activities for ivonescimab, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, global public health crises, that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of filings that the Company makes with the Securities and Exchange Commission. Summit defines a “positive study” as a clinical study with one or more prespecified primary endpoints in which one of those endpoints achieves a statistically significant benefit according to the protocol or statistical analysis plan. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of ivonescimab. Accordingly, readers should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this press release represent the Company’s views only as of the date of this release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this press release. Summit Therapeutics’ Media & Investor Contacts: Nathan LiaBraaten Senior Director, Investor Relations Tracy Jones Director, Media & Public Relations

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